UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2008

BLACKROCK PETROLEUM CORP.
(Exact name of registrant as specified in its charter)

Commission File Number 333-137460

Nevada	26-2410685
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2820 W. Charleston Blvd., Suite 22
Las Vegas, NV 89102
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (866) 446-1869

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

མ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

མ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

མ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

མ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Effective April 18, 2008, Mr. Hsien Loong Wong, President, CEO and a Director of Blackrock Petroleum Corp. (the “Company”) who held in aggregate 94,500,000 post forward stock split shares of common stock of the Company, has voluntarily agreed to surrendered for cancellation in aggregate 80,000,000 shares of common stock in order to encourage equity investment into the Company. The cancellation of these 80,000,000 shares took place on April 18, 2008, resulting in Mr. Hsien Loong Wong now having only 14,500,000 shares registered in his name, and which has reduced the issued and outstanding shares from 135,000,000 to 55,000,000.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1, 99.2, 99.3 and 99.4.

Item 9.01. Financial Statements and Exhibits.

Exhibits

Exhibit No.  Description of Exhibit

99.1  Press release dated March 31, 2008.
99.2  Press release dated April 3, 2008.
99.3  Press release dated April 11, 2008.
99.4  Press release dated April 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK PETROLEUM CORP.

By:	/s/ Hsien Loong Wong
Name:	Hsien Loong Wong
Title:	President and Director

Date: April 18, 2008